UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2026

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, One Liberty St., Ste. 305-306,
New York, New York 10006	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2026, Bakkt Holdings, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with each of The Benchmark Company, LLC, Virtu Americas LLC, Clear Street LLC, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, Macquarie Capital (USA) Inc., Rosenblatt Securities Inc. and Roth Capital Partners, LLC (each, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may sell, from time to time, up to an aggregate sales price of $300,000,000 of its Class A common stock, $0.0001 par value per share (“Common Stock” and such amount of shares of Common Stock, the “Shares”), through the Sales Agents. Sales of the Shares made pursuant to the Sales Agreement, if any, may be made by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended, including sales made in ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices and block trades. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price per share of Common Stock, the timing, magnitude and need for capital for the events and transactions described under the caption “Use of Proceeds” in the Prospectus Supplement (as defined below) and determinations by the Company of the appropriate sources of funding for the Company and its subsidiaries.

The offer and sales of the Shares, if any, made pursuant to the Sales Agreement, will be made under the Company’s Registration Statement on Form S-3 (File No. 333-288361) filed by the Company with the U.S. Securities and Exchange Commission on June 26, 2025 and declared effective on July 3, 2025, as supplemented by a prospectus supplement, dated January 20, 2026 (as amended or supplemented from time to time, the “Prospectus Supplement”).

The Company is not obligated to, and it cannot provide any assurances that it will, make any sales of the Shares under the Sales Agreement. The Company will pay each Sales Agent a commission based upon the gross sales price per share of any Shares sold through such Sales Agent as agent under the Sales Agreement, as well as reimbursement of certain expenses described in the Sales Agreement. The Sales Agreement may be terminated by the Company at any time upon three business days’ prior written notice to the Sales Agents or by any Sales Agent with respect to itself at any time upon prior written notice to the Company.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Shares, nor shall there be an offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The legal opinion of Sullivan & Cromwell LLP, counsel to the Company, relating to the Shares is filed as Exhibit 5.1 hereto and the consent of Sullivan & Cromwell LLP is filed as Exhibit 23.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Sullivan & Cromwell LLP, dated January 20, 2026, relating to the legality of the Shares.

10.1	Sales Agreement, dated January 16, 2026, by and among Bakkt Holdings, Inc. and The Benchmark Company, LLC, Virtu Americas LLC, Clear Street LLC, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, Macquarie Capital (USA) Inc., Rosenblatt Securities Inc. and Roth Capital Partners, LLC (each as sales agent).

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The actual results and the timing of events could differ materially from the anticipated results or other expectations expressed in such forward-looking statements due to the risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, and the risks regarding the Company’s adoption of its Investment Policy set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 10, 2025. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this press release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

	By:	/s/ Marc D’Annunzio
		Name:	Marc D’Annunzio
		Title:	General Counsel and Secretary

Dated: January 20, 2026